EXHIBIT 10.4

LIMITED WAIVER AGREEMENT

This LIMITED WAIVER AGREEMENT is dated as of March 30, 2026 (this “Agreement”) by and between the UNITED STATES DEPARTMENT OF ENERGY, an agency of the United States of America (“DOE”), and Montana Renewables, LLC, a limited liability company organized and existing under the laws of the State of Delaware (“Borrower”).

RECITALS

A.Borrower has entered into that certain Loan Guarantee Agreement dated as of January 10, 2025 (the “LGA”) with the DOE. Capitalized terms used but not defined herein shall have the meanings given such terms in the LGA.
B.Pursuant to Section 8.02(c)(C) of the LGA, Borrower is required to deliver to DOE no later than ninety (90) days after the end of each Fiscal Year of Borrower the annual Community Benefits Plan and Justice40 Annual Report in the form of Exhibit N to the LGA (the “CBP and Justice40 Annual Report”). Borrower has requested that DOE waive the requirement to deliver the CBP and Justice40 Annual Report (the “Subject Waiver”).
C.DOE is willing to waive Borrower’s delivery of the CBP and Justice40 Annual Report, subject to the terms and conditions of this Agreement;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Defined Terms.
(a)Unless otherwise defined herein, capitalized terms used in this Agreement shall have the respective meanings ascribed to such terms in Annex A to the LGA.
(b)Unless the contrary is expressly stated herein, the rules of construction set forth in Section 1.02 (Other Rules of Construction) of the LGA shall govern and apply to this Agreement, mutatis mutandis.
2.Limited Waiver.  Subject to the terms and conditions herein, DOE hereby consents to the Subject Waiver, provided, that such waiver shall remain in effect unless and until such time DOE delivers to Borrower written notice terminating this Agreement (the “Waiver Termination Notice”); provided further, that upon Borrower’s receipt of a Waiver Termination Notice, Borrower shall first be required to deliver the CBP and Justice40 Annual Report ninety (90) days after the end of Borrower’s subsequent Fiscal Year following the Fiscal Year in which Borrower receives the Waiver Termination Notice. The Subject Waiver is specific in time and in intent and does not constitute, and is not to be deemed to be, a waiver of the requirement to deliver the Community Benefits Plan and Justice40 Annual Report, nor is it a consent to any other actions or a waiver of any right, power, or privilege under the LGA or any other Financing Document.
3.Conditions to Effectiveness.  This Agreement shall become effective on the date when the following conditions shall have been satisfied:
(a)due execution and delivery of this Agreement by each of Borrower and DOE; and

(b)both before and after giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing.
4.Effect; Reaffirmation and Ratification.  Except as expressly provided herein, this Agreement (i) shall not be deemed to be a consent to the amendment, modification or waiver of any other term or condition of any Financing Document or of any of the instruments or agreements referred to therein; and (ii) shall not prejudice any right or rights that DOE may now have under or in connection therewith or under applicable law.  Except as otherwise expressly provided by this Agreement, all of the terms, conditions and provisions of the Financing Documents shall remain the same and each Financing Document shall continue in full force and effect, each as modified hereby.  The Borrower hereby ratifies and affirms its obligations under, and acknowledges its continued liability under, each Financing Document to which it is a party, including without limitation, the Borrower’s obligation to deliver to DOE, the annual CBP and Justice40 Annual Report required pursuant to Section 8.02(c)(C) and Exhibit N of the LGA upon the termination of this Agreement in accordance with Section 2 above.  Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Agreement may refer to any Financing Document without making specific reference to this Agreement, but nevertheless all such references shall include this Agreement unless the context otherwise requires.  This Agreement shall be a Financing Document for all purposes under the LGA.
5.Miscellaneous.
(a)Entire Agreement; Amendments.  This Agreement, including any agreement, document or instrument referred to herein, together with the Financing Documents, integrate all the terms and conditions mentioned herein or incidental hereto, constitute the entire agreement and understanding, and supersede all oral negotiations and prior writings, agreements, and understandings (both written and oral), among the parties hereto in respect of the subject matter hereof and thereof.  This Agreement may not be modified, waived, discharged, or terminated unless such modification, waiver, discharge, or termination is in a writing duly executed by each of Borrower and DOE.
(b)Governing Law; Waiver of Jury Trial.
(i)THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE FEDERAL LAW OF THE UNITED STATES.  TO THE EXTENT THAT FEDERAL LAW DOES NOT SPECIFY THE APPROPRIATE RULE OF DECISION FOR A PARTICULAR MATTER AT ISSUE, IT IS THE INTENTION AND AGREEMENT OF THE PARTIES TO THIS LIMITED WAIVER THAT THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES (EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)) SHALL BE ADOPTED AS THE GOVERNING FEDERAL RULE OF DECISION.
(ii)EACH OF THE PARTIES TO THIS AGREEMENT HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY DISPUTE BASED HEREON, ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF BORROWER OR ANY SPONSOR.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS.

(c)Submission to Jurisdiction.  Section 11.14 (Submission to Jurisdiction; Etc.) of the LGA is hereby incorporated by reference into this Agreement.
(d)Severability.  In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good-faith negotiations to replace the invalid, illegal or unenforceable provision.
(e)Benefits of Agreement.  Nothing in this Agreement or any other Financing Document, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors and permitted assigns hereunder or thereunder, any benefit or any legal or equitable right or remedy under this Agreement.
(f)Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto Agreement and their respective successors and permitted assigns.  Borrower may not assign or otherwise transfer (whether by operation of law or otherwise) any of its rights or obligations under this Agreement without the prior written consent of DOE.
(g)Counterparts. This Agreement may be executed in one or more duplicate counterparts, all of which taken together shall constitute a single valid and binding agreement.
(h)Electronic Signatures. Delivery of an executed signature page of this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.  Except to the extent Applicable Law would prohibit the same, make the same unenforceable or affirmatively requires a manually executed counterpart signature (i) the delivery of an executed counterpart of a signature page of this Agreement by emailed .pdf or any other electronic means approved by DOE in writing (which may be via email) that reproduces an image of the actual executed signature page shall be as effective as the delivery of a manually executed counterpart of this Agreement; and (ii) if agreed by DOE in writing (which may be via email) with respect to this Agreement, the delivery of an executed counterpart of a signature page of this Agreement by electronic means that types in the signatory to a document as a “conformed signature” from an email address approved by DOE in writing (which may be via email) shall be as effective as the delivery of a manually executed counterpart of this Agreement.  In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.  As used herein, “Electronic Signature” has the meaning assigned to it by 15 U.S.C. §7006, as it may be amended from time to time.

[Remainder of this page blank; signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Limited Waiver Agreement, all as of the day and year first above mentioned.

Montana Renewables LLC,
a Delaware Limited Liability Company,
as Borrower

By:/s/ Gregory J. Morical

Name:	Gregory J. Morical
Title:	Senior Vice President, General Counsel & Secretary

[Signature Page to Limited Waiver Agreement - CBP and Justice40 Annual Report]

U.S. DEPARTMENT OF ENERGY,
an agency of the Federal Government of the United States of America

By:/s/ Rupinder Kaur

Name:Rupinder Kaur
Title:Director, Portfolio Management Division Office of Energy Dominance Financing (EDF)

[Signature Page to Limited Waiver Agreement - CBP and Justice40 Annual Report]